Exhibit 99.1
                                         AIRCRAFT FINANCE TRUST
                                   ASSET BACKED NOTES, SERIES 1999-1
                                     MONTHLY REPORT TO NOTEHOLDERS
                           All amounts in US dollars unless otherwise stated

Payment Date              15th of each month
Convention                Modified Following Business Day

Current Payment Date           August 15, 2002
Current Calculation Date       August 9, 2002


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1. Account Activity Summary between Calculation Dates
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                                         Prior                                                Balance on
                                       Balance           Deposits       Withdrawals     Calculation Date

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Expense Account                  18,156,595.64       2,283,917.31     (1,402,798.04)       19,037,714.91
Collection Account               62,232,018.85      12,014,164.00    (10,132,018.85)       64,114,164.00
Lessee Funded Account            10,829,494.16         107,976.77     (1,440,648.00)        9,496,822.93
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Total                            91,218,108.65      14,406,058.08    (12,975,464.89)       92,648,701.84
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                               18,156,595.64
Transfer from Collection Account on Previous Payment Date                                   2,283,917.31
Interim Transfer from (to) Collection Account                                                          -
Payments on Previous Payment Date                                                            (433,859.65)
Interim payments                                                                             (968,938.39)
Other                                                                                                  -
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Balance on Current Calculation Date                                                        19,037,714.91
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                               62,232,018.85
Collections during period
 - lease rentals                                                                            9,707,585.51
 - maintenance reserves                                                                       834,223.40
 - other                                                                                               -
 - interest income                                                                            131,707.09
Drawings under Credit or Liquidity Enhancement Facilities                                              -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                 -
Transfer to Expense Account on previous Payment Date                                       (2,283,917.31)
Net Swap receipts (payments) on previous Payment Date                                      (2,379,519.45)
Net Transfers from (to) Lessee Funded Accounts                                              1,340,648.00
Aggregate Note Payments on previous Payment Date                                           (5,468,582.09)
Interim Transfer from (to) Expense Account                                                             -
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Balance on Current Calculation Date                                                        64,114,164.00
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Net Transfers pursuant to Section 3.07 of the Trust Indenture                                          -
                                                                                    ---------------------
Available Collections                                                                      64,114,164.00
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3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)         Required Expense Amount                                                           767,345.32
(ii)        (a)  Class A Interest but excluding Step-up/Additional Interest                 1,554,812.20
            (b)  Swap Payments other than subordinated swap payments                        2,495,306.08
(iii)       Repayment of Primary Eligible Credit Facilities                                            -
(iv)        First Collection Account top-up                                                33,000,000.00
(v)         Class A Minimum principal payment                                                          -
(vi)        Class B Interest                                                                  306,510.76
(vii)       Repayment of Secondary Eligible Credit Facilities                                          -
(viii)      Second collection account top-up                                               10,000,000.00
(ix)        Class B Minimum principal payment                                                          -
(x)         Class C Interest                                                                  654,458.74
(xi)        Repayment of Tertiary Eligible Credit Facilities                                           -
(xii)       Third Collection Account top-up                                                 5,000,000.00
(xiii)      Class A Supplemental principal                                                             -
(xiv)       Class B Supplemental principal                                                             -
(xv)        Class C Minimum principal payment                                                 779,909.15
(xvi)       Class D Interest                                                                  583,559.04
(xvii)      Repayment of Subordinate Eligible Credit Facilities                                        -
(xviii)     Fourth Collection Account top-up                                                4,000,000.00
(xix)       Class D Minimum principal payment                                                          -
(xx)        Expense Accrual                                                                 4,580,776.66
(xxi)       Additional and Step-up Interest
            (a)  Additional Interest                                                                   -
            (b)  Maturity Step-up Interest                                                             -
            (c)  Registration Step-up Interest                                                         -
(xxii)      Class A Scheduled principal                                                       391,486.05
(xxiii)     Class B Scheduled principal                                                                -
(xxiv)      Class C Scheduled principal                                                                -
(xxv)       Class D Scheduled principal                                                                -
(xxvi)      Reimbursement of Beneficial Interest Cure Payments                                         -
(xxvii)     Sale Premium
            (a)  Class C                                                                               -
            (b)  Class D                                                                               -
(xxviii)    Expense Account for Modification Accruals and Refinancing Payments                         -
(xxix)      Class A Outstanding Principal Balance                                                      -
(xxx)       Class B Outstanding Principal Balance                                                      -
(xxxi)      Class C Outstanding Principal Balance                                                      -
(xxxii)     Class D Outstanding Principal Balance                                                      -
(xxxiii)    Subordinated Swap Payments                                                                 -
(xxxiv)     Additional Servicing Obligations                                                           -
(xxxv)      Remainder to Beneficial Interest                                                           -
                                                                                    ---------------------
                                                                                           64,114,164.00

Analysis of Liquidity Reserve Amount

First Collection Account Top-up                     33,000,000.00
Second Collection Account Top-up                    10,000,000.00
Third Collection Account Top-up                      5,000,000.00
Fourth Collection Account Top-up                     4,000,000.00
                                               -------------------
  Total Liquidity Reserve Amount                    52,000,000.00                         (52,000,000.00)

             Total Payments with respect to Payment Date
                                                                                    ---------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xviii) above        12,114,164.00
                                                                                    ---------------------

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4. Payments on the Notes by Subclass
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                                                         Subclass          Subclass                Class
(a) Floating Rate Notes                                       A-1               A-2                    B
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Applicable LIBOR                                         1.83875%          1.83875%             1.83875%
Applicable Margin                                        0.48000%          0.50000%             1.15000%
Applicable Interest Rate                                 2.31875%          2.33875%             2.98875%
Actual Number of Days                                          31                31                   31
Interest Amount Paid                                 1,023,309.46        531,502.74           306,510.76
Additional Interest Paid                                        -                 -                    -
Maturity Step-up Interest Amount Paid                           -                 -                    -
Registration Step-up Interest Amount Paid                       -                 -                    -
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Total Interest Paid                                  1,023,309.46        531,502.74           306,510.76
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Expected Final Payment Date                          May 15, 2004     June 15, 2008         May 15, 2016
Excess Amortization Date                             May 15, 2004     June 15, 1999        June 15, 1999

Original Balance                                   512,500,000.00    400,000,000.00       126,500,000.00
Opening Outstanding Principal Balance              512,500,000.00    263,914,052.48       119,095,937.52
Total Principal Distribution Amount                             -        391,486.05                    -
Redemption Amount:
  Amount allocable to principal                                 -                 -                    -
  Amount allocable to premium                                   -                 -                    -
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Closing Outstanding Principal Balance              512,500,000.00    263,522,566.43       119,095,937.52
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                                                            Class             Class
(b) Fixed Rate Notes                                            C                 D
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Applicable Interest Rate                                    8.00%            11.00%
Number of Days                                                 30                30
Interest Amount Payable                                654,458.74        583,559.04
Additional Interest Paid                                        -                 -
Registration Step-up Interest Amount Paid                       -                 -
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Total Interest Paid                                    654,458.74        583,559.04
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Expected Final Payment Date                         July 15, 2016   August 15, 2016
Excess Amortization Date                            July 15, 2016      May 15, 2009

Original Balance                                   106,000,000.00     64,000,000.00
Opening Outstanding Principal Balance               98,168,810.29     63,660,986.07
Total Principal Distribution Amount                    779,909.15                 -

Redemption Amount:
 Amount allocable to principal                                  -                 -
 Amount allocable to premium                                    -                 -
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Closing Outstanding Principal Balance               97,388,901.14     63,660,986.07
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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                              September 16, 2002
Next Calculation Date                          September 10, 2002
Reference Date                                    August 13, 2002

                                                         Subclass          Subclass                Class
                                                              A-1               A-2                    B
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Applicable LIBOR                                         1.78000%          1.78000%             1.78000%
Applicable Margin                                        0.48000%          0.50000%             1.15000%
Applicable Interest Rate                                 2.26000%          2.28000%             2.93000%

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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                         Subclass          Subclass                Class
(a) Floating Rate Notes                                       A-1               A-2                    B
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Opening Outstanding Principal Balance                  100,000.00         65,978.52            94,146.98
Total Principal Payments                                        -             97.87                    -
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Closing Outstanding Principal Balance                  100,000.00         65,880.65            94,146.98

Total Interest                                             199.67            132.88               242.30
Total Premium                                                   -                 -                    -
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                                                            Class             Class
(b) Fixed Rate Notes                                            C                 D
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Opening Outstanding Principal Balance                   92,612.08         99,470.29
Total Principal Payments                                   735.76                 -
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Closing Outstanding Principal Balance                   91,876.32         99,470.29

Total Interest                                             617.41            911.81
Total Premium                                                   -                 -
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Swap Payments to be made on the current Payment Date are included in the 'Analysis of Current Payment Date Distributions'. Swap Receipts to be received on the current Payment Date are considered a Collection and are included in the next Collection Period. The amount of Swap Receipts to be received on the
current Payment Date are as follows:        -